UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                Date of Report:  June 3, 2003
       (Date of Earliest Event Reported: June 3, 2003)

                    ANR PIPELINE COMPANY
   (Exact name of Registrant as specified in its charter)


   Delaware                       1-7320            38-1281775
(State or other jurisdiction    (Commission       (I.R.S. Employer
   of incorporation)             File Number)     Identification No.)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600


Item 5. Other Events
        ------------
       This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2002 and for the three months ended March 31, 2003 and 2002.


Item 7. Financial Statements and Exhibits
        ---------------------------------
       c)   Exhibits.

          Exhibit Number   Description
          --------------   -----------
               12.1        Computation of Ratio of Earnings to Fixed Charges



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ANR PIPELINE COMPANY

                                      By: /s/ Greg G. Gruber
                                          ----------------------
                                              Greg G. Gruber
                                          Senior Vice President,
                                         Chief Financial Officer,
                                          Treasurer and Director
                                        (Principal Financial and
                                            Accounting Officer)

Date:  June 3, 2003


                        EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
    12.1           Computation of Ratio of Earnings to Fixed Charges